Notes Payable	9 Months Ended	12 Months Ended
	Sep. 30, 2025	Dec. 31, 2024
Notes Payable [Abstract]
Notes Payable

Note 4 - Notes Payable

During 2025, the Company entered into several note payable agreements totaling $125,000. The principal and interest (at 6% per annum) will be due and payable in June 2026. Each holder of a note payable also received shares of common stock equal to the principal amount of the note payable divided by $0.25 upon issuance of the respective note payable. During the three and nine months ended September 30, 2025, there were 40,000 and 500,000 shares of common stock issued with the notes payable at a value of approximately $3,000 and $32,000, respectively. The value of the common stock issued was recorded as a debt discount on the notes payable and is amortized to interest expense over the term of the notes payable on a straight-line basis, which is not materially different from the effective interest method. The common shares issued contain certain time restrictions on when they can be sold by the recipient. Approximately $9,000 and $11,000 was amortized to interest expense during the three and nine months ended September 30, 2025.

Note 9 – Note Payable

During August 2023, the Company entered into an agreement with a financing institution for payment of certain of the Company’s insurance policies. The financing agreement was payable over a ten-month period ending May 2024 with monthly payments of principal and interest (8.75%) totaling $13,294 per month. At December 31, 2023, approximately $65,000 of principal is outstanding under this agreement, and $93,000 is recorded in prepaid expenses.